UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05898

Morgan Stanley Prime Income Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	September 30, 2009

Date of reporting period:	September 30, 2009

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Prime Income Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

This material must be preceded or accompanied by a prospectus for the trust being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended September 30, 2009

Market Conditions

The 12-month reporting period under review included two very divergent markets. The first of these was during the fourth quarter of 2008 — the worst period on record for the senior loan asset class. Average senior loan prices hit a low of $60.33 in December and the S&P Leveraged Loan Index (a benchmark of the senior loan market) lost 23.8 percent during the quarter. In the first quarter of 2009, however, signs emerged that the economy and the credit markets were stabilizing. This helped boost investor confidence, prompting a solid rebound in the senior loan market that began in mid-March. The rally continued throughout the duration of the reporting period and by the end of September, loan prices had reached $85.08. Calendar year-to-date through September, the S&P Leveraged Loan Index posted a gain of 46.10 percent.

Renewed investor risk appetite led to a strong resurgence in demand for senior loans and retail fund inflows have risen for the past 30 consecutive weeks. At the same time, loan prepayments accelerated, which led to a decline in total loan inventory from $596 billion at the start of the year to $560 billion at the end of the September. These prepayments consisted of both loan buybacks and "bond for loan take-outs," wherein high yield bonds are issued and the proceeds are used to repay senior loans. The prepayments, as well as a lack of new loan issuance, led to a shrinking pool of investable assets, while also providing loan funds with cash to redeploy in the secondary market, thereby driving up prices.

Senior loan defaults rose over the course of the period as the slowing economy pressured corporate earnings. However, the pace of defaults did slow in the latter months of the period. As of September, the industry default rate stood at 9.75 percent.

Performance Analysis

For the 12-month period ended September 30, 2009, Morgan Stanley Prime Income Trust returned 1.09 percent, assuming no deduction of applicable early withdrawal charges. The Trust's net asset value (NAV) decreased from $7.33 to $6.96 per share during this period. Comparatively, for the same 12-month period, the Lipper Loan Participation Funds Average returned –1.53 percent.*

We adhered to our bottom-up research intensive investment approach throughout the period, seeking loans with strong credit fundamentals while maintaining a high level of diversification in the Trust. Individual holdings were spread across a broad array of sectors and the average holding size in the portfolio declined to below $2 million by the end of the reporting period. Given the highly volatile environment, we have been increasingly more selective in re-positioning the portfolio, opportunistically lightening or selling out of sectors and industries that are more volatile, or vulnerable to a weakening economy, while adding to positions and sectors that we view as more defensive.

Accordingly, we reduced holdings in the gaming sector during the period as the slow economy and high unemployment have dampened consumer spending on leisure activities. We also reduced exposure to the financial publishing sector as part of our overall strategy of managing the Trust's exposure to more cyclical sectors.

The Trust has held an underweight in the transportation sector, and autos and airlines in particular, for some time now and we continue to maintain that positioning. This has been beneficial as consumer purchasing trends and rising fuel prices continue to pressure the sector.

Conversely, we added to holdings in sectors that are viewed as more defensive in nature because they typically exhibit less sensitivity to changing economic conditions. Specifically, we added select health care, energy and telecommunications names to the portfolio during the course of the reporting period as we view these to be more stable industries with improved collateral coverage.

While we have clearly moved off the fourth-quarter bottom in the market, volatility may remain somewhat elevated in the coming months. Nonetheless, we believe the Trust is well positioned to weather any potential challenges ahead and to take advantage of new opportunities as they arise. We will continue to pursue our selective investment approach, focusing on companies with good profit margins, attractive balance sheet characteristics, a demonstrated ability to service their debts, and solid demand for their products and services.

* The Lipper Loan Participation Funds Average tracks the performance of all funds in the Lipper Loan Participation Closed-End Funds classification. The average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

PORTFOLIO COMPOSITION AS OF 09/30/09
Senior Loans/Notes	98.4%
Short Term Investment	1.2
Common Stocks	0.4

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition data are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Trust invests, under normal market conditions, at least 80 percent of its total assets in Senior Loans. The Trust may invest up to the remaining 20 percent of its total assets in cash or short-term high quality money market instruments, credit linked deposits, junior debt securities or securities with a lien on collateral that is lower than a senior claim on collateral (collectively, "junior debt securities"), and in loans that hold the most senior position in a borrower's capital structure, but that are not secured by any specific collateral. The Trust may invest without limitation in Senior Loans made to non-U.S. borrowers that are U.S. dollar-denominated and may invest up to 20 percent of its total assets in any combination of non-U.S. dollar denominated Senior Loans or other debt securities.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the management fee and total expense ratio were lower than the peer group average. After discussion, the Board concluded that the Fund's management fee, total expense ratio and performance were competitive with the peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2009

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Variable Rate Senior Loan Interests (a)(106.4%)
	Advertising Services (0.8%)
$5,925	Affinion Group, Inc.	2.75%	10/17/12	$5,702,458
	Aerospace & Defense (2.6%)
1,766	Alion Science and Technology Corp.	9.50	02/06/13	1,605,863
1,346	Apptis (DE), Inc.	3.50 - 3.54	12/20/12	1,093,799
521	Avio Investments Spa (Italy)	2.37	12/13/14	471,029
555	Avio Investments Spa (Italy)	3.00	12/13/15	502,137
3,465	Booz Allen Hamilton, Inc.	7.50	07/31/15	3,500,897
1,139	Hawker Beechcraft Acquisition Co., LLC	2.25 - 2.28	03/26/14	875,124
2,840	I.L.C. Industries, Inc.	2.25	02/24/12	2,740,246
852	IAP Worldwide Services, Inc (b)	9.25	12/30/12	700,216
2,170	Primus International, Inc.	2.74	06/07/12	2,007,291
2,271	Vangent, Inc.	2.65	02/14/13	2,145,986
1,945	Wesco Aircraft Hardware Corp.	2.50	09/30/13	1,821,006
1,000	Wesco Aircraft Hardware Corp.	6.00	03/31/14	785,000
				18,248,594
	Airlines (0.3%)
3,118	United Airlines, Inc.	2.25	02/01/14	2,330,818
	Apparel/Footwear (1.0%)
1,000	Gold Toe Investment Corp.	11.75	04/30/14	447,500
1,297	GTM Holding, Inc.	8.50	10/30/13	1,027,608
2,502	Hanesbrands, Inc.	5.25 - 7.00	09/05/13	2,516,638
1,000	HBI Branded Apparel Limited, Inc.	4.25	03/05/14	962,500
2,000	Levi Strauss & Co.	2.50	03/27/14	1,845,000
				6,799,246
	Auto Parts: Original Equipment Manufacturer (2.6%)
1,960	Acument Global Technologies, Inc.	4.78	08/11/13	1,313,483
3,958	Federal-Mogul Corp.	2.18 - 2.20	12/27/14	3,040,965
2,019	Federal-Mogul Corp.	2.18 - 2.19	12/27/15	1,551,512
4,183	Navistar International Corp.	3.50	01/19/12	4,064,207
1,521	Navistar International Corp. (Revolver)	3.50 - 3.54	01/19/12	1,477,894
2,938	Polypore, Inc.	2.52	07/03/14	2,757,782
1,990	Sensata Technologies Finance Co., LLC	2.25	04/27/13	1,709,913
3,130	Veyance Technologies, Inc.	2.50	07/31/14	2,397,386
				18,313,142
	Automobiles (1.1%)
8,449	Ford Motor Co.	3.25 - 3.51	12/16/13	7,477,136

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Automotive Aftermarket (0.4%)
$3,125	United Components, Inc.	2.72%	06/30/12	$2,898,099
	Beverages - Non-alcoholic (0.9%)
1,219	Culligan International Co.	2.50	11/24/12	935,391
2,730	DS Waters Enterprises, L.P.	2.54 - 4.50	10/27/12	2,545,768
2,000	DSW Holdings, Inc.	4.29	03/07/12	1,740,000
853	Van Houtte	2.78	07/19/14	817,243
				6,038,402
	Broadcast/Media (3.6%)
867	Alpha D2 Limited	2.50	12/31/13	781,562
167	Alpha D2 Limited	3.75	06/30/14	133,416
3,545	Discovery Communications Holdings, LLC	5.25	05/14/14	3,613,809
4,342	Foxco Acquisition Sub, LLC	7.25	07/14/15	3,810,040
553	High Plains Broadcasting Operating Co., LLC	7.25	09/14/16	431,805
2,437	NEP II, Inc.	2.53	02/16/14	2,254,652
2,093	Newport Television LLC	7.25 - 8.00	09/14/16	1,635,174
10,921	Univision Communications, Inc.	2.53	09/29/14	9,214,638
3,838	Weather Channel	7.25	09/12/15	3,914,709
				25,789,805
	Broadcasting (2.2%)
606	Barrington Broadcasting Group LLC	4.53 - 4.71	08/12/13	409,219
4,781	CMP KC LLC (c)	6.25	05/03/11	1,458,186
2,517	CMP KC LLC (Revolver) (c)	6.25	05/03/10	1,022,027
7,014	CMP Susquehanna Corp.	2.25	05/05/13	4,833,609
1,492	Cumulus Media, Inc.	4.24	06/11/14	1,137,428
643	LBI Media, Inc.	1.75	03/31/12	533,967
2,348	Multicultural Radio Broadcasting, Inc.	3.00 - 5.00	12/18/12	1,701,937
2,750	Multicultural Radio Broadcasting, Inc.	6.00	06/18/13	1,856,250
1,804	NextMedia Operating, Inc.	8.25	11/15/12	1,522,237
2,025	NextMedia Operating, Inc. (b)(d)	9.25	11/15/13	541,560
1,500	Spanish Broadcasting System, Inc. (Revolver)	2.29	09/06/10	862,500
				15,878,920
	Building Products (0.4%)
2,022	Axia, Inc. (b)	5.00	12/21/12	505,502
2,443	Beacon Sales Acquisition, Inc.	2.25 - 4.25	09/30/13	2,317,786
				2,823,288

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Cable/Satellite TV (4.9%)
$3,125	CCO Holdings, LLC	6.75%	09/06/14	$2,750,000
1,990	Cequel Communications, LLC	2.24 - 4.25	11/05/13	1,881,485
3,000	Cequel Communications, LLC	4.79 - 6.24	05/05/14	2,891,667
10,434	Charter Communications Operating, LLC	6.25	03/06/14	9,860,375
1,980	Charter Communications Operating, LLC	9.25	09/06/14	2,005,143
4,974	CSC Holdings, Inc.	2.05 - 2.19	03/29/13	4,785,361
2,222	DirecTV Holdings, LLC	5.25	04/13/13	2,227,943
1,424	Knology, Inc.	3.78	06/30/14	1,395,229
2,899	MCC Iowa LLC	2.00	01/31/15	2,704,845
3,296	RCN Corp.	2.56	05/25/14	3,100,012
1,000	UPC Broadband Holding B.V.	3.76	12/31/16	966,000
				34,568,060
	Casino Gaming (6.0%)
4,660	Cannery Casino Resorts, LLC	2.50 - 2.50	05/18/13	3,972,911
2,500	Cannery Casino Resorts, LLC	4.50	05/18/14	1,768,750
3,085	CCM Merger, Inc.	8.50	07/13/12	2,899,979
1,911	Gateway Casinos & Entertainment	3.10	09/30/14	1,547,772
1,196	Golden Nugget, Inc.	2.00 - 2.25	06/30/14	785,952
329	Greektown Casino, LLC (d)	7.00	12/03/12	280,152
4,411	Greektown Holdings, LLC (b)	15.50	06/01/10	4,438,149
2,991	Harrah's Operating Co., Inc.	3.28 - 3.50	01/28/15	2,428,440
1,970	Harrah's Operating Co., Inc.	3.50	01/31/15	1,598,228
1,716	Las Vegas Sands LLC	2.04	05/23/14	1,438,877
2,461	Magnolia Hill, LLC	3.50	10/30/13	2,190,562
6,990	MGM Mirage	6.00	10/03/11	6,430,545
3,456	VML US Finance, LLC	5.79	05/26/12	3,312,004
5,101	VML US Finance, LLC	5.79	05/26/13	4,888,006
2,613	Wembly, Inc.	4.75	08/23/11	1,554,444
2,333	Wembly, Inc. (d)	6.50	07/18/12	157,500
3,000	Wynn Resorts	2.00	05/22/14	2,550,000
				42,242,271
	Chemicals: Major Diversified (4.0%)
1,116	Cristal Inorganic Chemicals US, Inc.	2.53	05/15/14	895,296
4,574	Ferro Corp.	6.28 - 6.60	06/06/12	4,254,186
3,159	Georgia Gulf Corp.	6.75	10/03/13	3,129,904
7,224	Hexion Specialty Chemicals, Inc.	2.56 - 2.88	05/05/13	6,032,612
2,899	Ineos US Finance LLC	7.50	12/16/13	2,454,703
2,898	Ineos US Finance LLC	8.00	12/23/14	2,453,789

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$5,356	Lyondell Chemical Co.	1.50 - 5.80%	12/15/09	$5,240,338
5,205	LyondellBasell Cam Exchange	3.75 - 7.00	12/22/14	3,457,216
				27,918,044
	Chemicals: Specialty (6.4%)
1,960	Arizona Chemical Co.	2.49	02/28/13	1,856,633
1,032	Ashland Chemicals	6.75	11/13/13	1,041,030
2,561	Ashland Chemicals	7.65	05/13/14	2,622,718
2,445	Brenntag Holding GmbH and Co. (Germany)	2.25	01/17/14	2,340,722
500	Brenntag Holding GmbH and Co. (Germany)	4.25	07/17/15	450,000
2,196	Fibervisions Delaware Corp.	3.75	03/31/13	2,025,422
8,306	Huntsman International, LLC	2.00	04/19/14	7,692,345
1,087	Huntsman International, LLC	2.50	06/30/16	1,011,889
1,166	ISP Chemco, Inc.	2.00 - 2.06	06/04/14	1,102,868
129	JohnsonDiversey, Inc.	2.48	12/16/10	126,181
164	JohnsonDiversey, Inc.	2.48	12/16/11	160,523
4,991	Kraton Polymers, LLC	2.63	05/12/13	4,473,473
1,180	MacDermid, Inc.	2.25	04/12/14	999,471
3,492	Nalco Co.	5.75 - 6.50	05/13/16	3,563,873
3,220	Omnova Solutions, Inc.	2.75 - 2.87	05/22/14	2,874,292
4,629	PQ Corp.	3.50 - 3.75	07/30/14	4,052,607
4,942	Solutia, Inc.	7.25	02/28/14	5,003,192
3,704	Univar, Inc.	3.25	10/10/14	3,479,683
				44,876,922
	Computer Communications (0.0%)
329	Vertafore, Inc.	4.64	01/31/12	313,531
	Computer Software & Services (2.7%)
3,076	Infor Enterprise Solutions Holdings, Inc.	4.00	07/28/12	2,822,231
2,209	Kronos, Inc.	2.28	06/11/14	2,080,488
2,147	Network Communications, Inc.	2.50 - 4.25	11/30/12	1,556,597
2,582	Open Solutions, Inc.	2.63	01/23/14	2,128,741
2,326	Open Text Corp.	2.50	10/02/13	2,232,801
970	Stratus Technologies, Inc.	4.04	03/29/11	822,075
2,481	Sungard Data Systems, Inc.	2.00 - 6.75	02/28/14	2,495,500
2,269	Sungard Data Systems, Inc.	3.95 - 4.09	02/26/16	2,210,948
3,175	Verint Systems, Inc.	3.50	05/25/14	2,894,275
				19,243,656

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Construction Materials (0.2%)
$1,531	Building Materials Holding Corp. (d)	6.50%	11/10/11	$474,747
755	Contech Construction Products, Inc.	2.25	01/31/13	666,741
				1,141,488
	Consumer Sundries (3.7%)
897	American Safety Razor Co.	2.54 - 2.74	07/31/13	854,170
1,500	American Safety Razor Co.	6.54	01/30/14	1,211,250
1,393	AMSCAN Holdings, Inc.	2.53 - 3.38	05/25/13	1,244,866
3,172	Bare Escentuals Beauty, Inc.	2.50	02/18/12	3,077,299
4,162	Bausch and Lomb, Inc.	2.00 - 3.53	04/24/15	3,984,935
1,000	Huish Detergents, Inc.	4.51	10/26/14	951,250
1,965	KIK Custom Products, Inc.	2.50	05/31/14	1,519,599
800	KIK Custom Products, Inc.	5.25	11/30/14	386,000
3,315	Levlad, LLC	7.00	03/07/14	853,657
3,182	Marietta Intermediate Holding Corp. (b)	5.25	12/17/10	1,034,155
439	Philosophy, Inc.	2.25	03/16/14	356,627
5,933	Spectrum Brands, Inc.	4.31 - 8.75	06/30/12	5,673,431
2,563	WKI Holding Co.	8.25 - 8.75	03/31/12	2,217,029
3,279	Yankee Candle Co., Inc. (The)	2.25	02/06/14	3,097,227
				26,461,495
	Consumer/Business Services (1.3%)
2,909	Advantage Sales & Marketing, Inc.	2.25	03/29/13	2,782,973
6,042	Nielsen Finance LLC	2.25	08/09/13	5,663,287
980	SMG Holdings, Inc.	3.26 - 4.12	07/27/14	877,100
				9,323,360
	Containers & Packaging (2.9%)
2,930	Anchor Glass Container Corp.	6.75	06/20/14	2,921,463
1,952	Berlin Packaging LLC	3.25 - 3.51	08/17/14	1,571,283
916	Berry Plastics Corp.	2.30	04/03/15	812,221
553	Consolidated Container Co., LLC	2.50	03/28/14	509,833
213	Graham Packaging Co., L.P.	2.50 - 2.56	10/07/11	208,744
3,130	Graham Packaging Co., L.P.	6.75	04/05/14	3,137,209
2,514	Graphic Packaging International, Inc.	2.33 - 2.60	05/16/14	2,426,911
3,110	Kranson Industries, Inc.	2.50 - 4.50	07/31/13	2,945,379
4,196	Nexpak Corp.(c)(d)	6.41 - 8.00	03/31/07	500,467
1,015	Nexpak Corp. (Revolver) (c)(d)	2.59 - 11.23	03/31/07	314,142
2,917	Packaging Dynamics Corp.	2.25	06/09/13	1,786,715

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$2,022	Pertus Sechszehnte GMBH (Germany)	2.62%	06/13/15	$1,435,945
2,022	Pertus Sechszehnte GMBH (Germany)	2.87	06/13/16	1,435,945
800	Tegrant Corp.	5.79	03/08/15	320,000
				20,326,257
	Data Processing Services (0.5%)
2,227	Transfirst Holdings, Inc.	3.04 - 5.00	06/15/14	1,965,511
1,654	Transfirst Holdings, Inc. (b)	7.04	06/15/15	1,265,132
				3,230,643
	Diversified Manufactured Operation (0.7%)
209	Arnold Magnectic Technologies Corp. (c)	7.50	03/06/11	144,478
933	Arnold Magnectic Technologies Corp. (c)	7.75 - 8.50	03/06/12	645,279
980	GSI Holdings, LLC	3.38	08/01/14	779,100
1,791	Matthew Warren Industries, Inc (c)	3.30 - 5.62	11/01/13	1,652,723
1,951	Wire Rope Corporation of America, Inc.	2.53	02/08/14	1,677,752
				4,899,332
	Drugstore Chains (0.7%)
5,046	Rite Aid Corp.	2.00 - 6.00	06/04/14	4,627,634
	Education (2.1%)
2,740	Bright Horizons Family Solutions, Inc.	6.25	05/28/15	2,716,146
997	Cengage Learning Holdings II, L.P.	7.50	07/05/14	985,006
6,482	Cengage Learning, Inc.	2.75	07/03/14	5,866,598
192	Educate, Inc.	2.53 - 4.50	06/14/13	181,925
1,429	Educate, Inc.	5.54	06/14/14	1,217,857
4,311	Education Management LLC	2.06	06/01/13	4,112,169
				15,079,701
	Electric Utilities (0.3%)
404	Mach Gen, LLC	2.58	02/22/13	376,783
1,941	Primary Energy Operations LLC	11.00	02/24/10	1,872,815
				2,249,598
	Electronic Components (0.8%)
701	Butterfly Wendel US, Inc.	2.97	06/22/14	487,290
701	Butterfly Wendel US, Inc.	3.22	06/22/15	487,132
1,874	CommScope, Inc.	2.75 - 2.78	12/27/14	1,837,782
2,970	Contec, LLC	7.75	08/01/14	2,524,500
				5,336,704

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Electronic Production Equipment (0.2%)
$1,275	Edwards (Cayman Island II) Ltd.	2.25%	05/31/14	$816,000
555	Edwards (Cayman Island II) Ltd. (b)	6.76 - 8.00	11/30/14	269,160
				1,085,160
	Entertainment & Leisure (1.9%)
2,413	24 Hour Fitness Worldwide, Inc.	2.75 - 3.08	06/08/12	2,219,500
4,557	Bombardier Recreational Products, Inc. (Canada)	3.00 - 3.25	06/28/13	3,275,316
144	Cedar Fair, L.P.	2.25	08/30/12	139,016
522	Cedar Fair, L.P.	4.25	08/30/14	510,291
912	Fender Musical Instruments Corp.	1.50 - 2.52	06/06/14	752,270
1,801	Fender Musical Instruments Corp.	2.54	06/09/14	1,485,543
2,568	HIT Entertainment, Inc.	2.73	03/20/12	2,221,054
2,889	Mets Limited Partnership	2.25	07/25/10	2,628,600
				13,231,590
	Environmental Services (0.2%)
1,277	Environmental Systems Products Hldgs, Inc. (c)	13.50	09/12/12	1,149,527
	Finance (5.1%)
2,319	C.G. JCF Corp.	3.27	08/01/14	2,086,887
2,425	Dollar Financial Group, Inc.	3.04	10/30/12	2,285,563
1,504	First American Payment Systems, L.P.	3.25	10/06/13	1,323,300
3,985	First Data Corp.	3.04	09/24/14	3,406,975
11,398	First Data Corp.	3.00 - 3.04	09/25/14	9,856,332
3,299	iPayment, Inc.	2.25 - 2.28	05/10/13	2,782,387
3,772	LPL Holdings, Inc.	2.00 - 2.03	06/28/13	3,580,740
2,338	National Processing Company Group, Inc.	3.26 - 5.25	09/29/13	2,110,462
1,000	National Processing Company Group, Inc.	7.08	09/29/14	791,667
4,717	Oxford Acquisition III Ltd.	2.50	05/12/14	3,466,824
2,004	Riskmetrics Group Holdings LLC	2.28	01/11/14	1,964,242
4,863	RJO Holdings Corp.	3.25	07/12/14	2,383,086
2,000	RJO Holdings Corp.	7.00	07/12/15	250,000
				36,288,465

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Food & Beverage (1.7%)
$1,252	Birds Eye Foods, Inc.	2.04%	03/22/13	$1,205,427
3,343	PBM Holdings, Inc.	2.50	09/29/12	3,159,592
4,446	Pinnacle Foods Holdings Corp.	3.01	04/02/14	4,197,502
2,280	Smart Balance, Inc.	3.28	05/18/14	2,205,421
1,240	Wm. Bolthouse Farms, Inc.	2.56	12/01/12	1,214,884
				11,982,826
	Food-Major Diversified (0.8%)
1,077	B&G Foods, Inc. (b)	2.35	02/23/13	1,056,867
4,685	Dole Food Co., Inc.	7.37 - 8.00	04/12/13	4,753,577
				5,810,444
	Food-Retail (0.8%)
1,987	Kettle Foods, Inc.	2.24	12/31/13	1,619,610
3,754	Roundy's Supermarkets, Inc.	3.00	11/03/11	3,685,251
				5,304,861
	Food-Specialty/Candy (0.9%)
1,915	Farley's & Sathers Candy Co., Inc.	3.99 - 6.00	06/15/10	1,800,120
4,816	Wrigley (Wm) Jr. Co.	6.50	10/06/14	4,900,073
				6,700,193
	Food-Wholesale/Distribution (1.8%)
1,873	Acosta, Inc.	2.50	07/29/13	1,792,536
3,690	BE Foods Investments, Inc. (b)	6.00	07/11/12	3,357,898
1,635	Coleman Natural Foods, LLC	7.29 - 7.60	08/22/12	980,888
1,028	Coleman Natural Foods, LLC (b)	10.78	08/22/13	437,029
4,736	DCI Cheese Company, Inc.	3.53	06/30/10	2,723,037
2,335	FSB Global Holdings, Inc.	2.50 - 4.50	09/29/13	2,264,538
1,000	FSB Global Holdings, Inc.	6.00	03/29/14	840,000
				12,395,926
	Healthcare (4.2%)
2,864	American Medical Systems, Inc.	2.50	07/20/12	2,778,347
3,975	Biomet, Inc.	3.25 - 3.29	03/25/15	3,840,100
859	Genoa Healthcare Group, LLC	5.75	08/10/12	773,359
1,762	Healthcare Partners, LLC	2.00 - 2.03	10/31/13	1,683,150
4,855	Healthsouth Corp.	2.54 - 2.55	03/10/13	4,684,800
2,389	Life Technologies Corp.	5.25	11/21/15	2,409,339
4,165	Manor Care, Inc.	2.75	12/22/14	3,918,103

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$3,073	Multiplan Merger Corp.	2.75%	04/12/13	$2,914,093
1,600	Surgical Care Affiliates, Inc.	2.30	12/29/14	1,467,583
2,979	United Surgical Partners International, Inc.	2.25	04/18/14	2,775,793
2,222	Viant Holdings, Inc.	2.54	06/25/14	2,177,218
				29,421,885
	Home Building (0.3%)
1,053	North Las Vegas (b)(d)	6.25	05/09/11	357,911
3,465	Rhodes Companies, LLC (b)(d)	9.75	11/21/10	519,697
1,200	Standard Pacific Corp.	2.19 - 2.60	05/06/13	1,002,000
726	Yellowstone Mountain Club, LLC (c)(d)	4.63	09/30/10	0
256	Yellowstone Mountain Club, LLC	6.00	07/16/14	192,000
				2,071,608
	Home Furnishings (0.7%)
1,820	Brown Jordan International, Inc.	4.25 - 6.25	04/30/12	1,482,924
471	Hunter Fan Co.	7.00	10/16/14	223,529
434	Mattress Holdings Corp.	2.54 - 4.50	01/18/14	263,939
296	National Bedding Co.	2.25 - 4.25	02/28/13	268,262
1,380	National Bedding Co.	5.25	02/28/14	962,412
2,023	Quality Home Brands Holdings, LLC (b)	7.54	06/20/13	384,390
1,869	Quality Home Brands Holdings, LLC (b)	8.25	12/20/12	1,219,606
				4,805,062
	Hospital/Nursing Management (4.4%)
1,995	Capella Healthcare, Inc.	5.75	02/28/15	1,974,987
13,127	Community Health Systems, Inc.	2.50 - 2.62	07/25/14	12,281,754
4,765	HCA, Inc.	1.78	11/17/12	4,468,845
6,177	HCA, Inc.	2.53	11/18/13	5,838,482
4,963	Health Management Associates, Inc.	2.03	02/28/14	4,673,515
402	Sun Healthcare Group, Inc.	2.60	04/19/14	377,155
1,916	Sun Healthcare Group, Inc.	1.50 - 5.50	04/12/14	1,795,950
				31,410,688
	Hotels/Resorts/Cruiselines (c)(d)(0.0%)
1,261	Kuilima Resort Co. (b)(c)(d)	22.25 - 30.25	10/01/08	0

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Industrial Machinery (1.2%)
$1,971	Baldor Electric Co.	5.25%	01/31/14	$1,971,955
2,952	Goodman Global Holdings, Inc.	6.25	02/13/14	2,951,755
1,012	LN Acquisition Corp.	2.83	07/11/14	920,555
2,938	Mold-Masters Luxembourg Holdings S.A.R.L. (Canada)	3.75	10/11/14	2,468,252
				8,312,517
	Industrial Specialties (0.8%)
4,548	Metokote Corp.	3.25 - 5.25	11/27/11	3,070,161
2,425	Sensus Metering Systems, Inc.	7.00	06/03/13	2,434,072
				5,504,233
	Insurance Brokers (0.7%)
4,043	Alliant Holdings I, Inc.	3.28	08/21/14	3,805,003
444	HMSC Corp.	5.75	10/03/14	233,333
923	USI Holdings Corp.	3.04	05/05/14	840,107
				4,878,443
	Insurance/Business Services (1.2%)
1,637	Applied Systems, Inc	2.75	09/26/13	1,567,602
376	Audatex North America, Inc.	2.06	05/16/14	363,545
5,230	Conseco, Inc.	6.50	10/10/13	4,131,676
2,157	Crawford and Co.	3.04	10/30/13	1,984,571
325	Mitchell International, Inc	2.31	03/28/14	289,250
				8,336,644
	Investment Management/Advisor Services (0.8%)
2,190	Grosvenor Capital Management Holdings, LLP	2.26	12/06/13	1,981,791
220	Munder Capital Management	2.25	12/29/12	194,530
4,339	Nuveen Investments, Inc.	3.29 - 3.49	11/13/14	3,768,343
				5,944,664
	Medical Specialties (1.8%)
954	Accellent, Inc.	2.87	11/12/12	899,202
2,262	AGA Medical Corp.	2.25	04/28/13	1,917,059
4,441	DJO Finance LLC	3.25 - 3.28	05/20/14	4,291,278
5,284	Inverness Medical Innovations, Inc.	2.25 - 2.28	06/26/14	5,061,865
891	VWR Funding, Inc.	2.75	06/29/14	830,615
				13,000,019

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Medical - Nursing Services (0.3%)
$911	Golden Gate National Senior Care, LLC	3.00%	03/14/11	$851,856
469	National Renal Institues, Inc. (b)	5.31	03/31/13	371,396
1,200	Select Medical Corp. (Revolver)	4.75	02/24/11	1,080,000
				2,303,252
	Miscellaneous Commercial Services (0.4%)
422	Atlantic Marine Holding Co.	4.56	03/22/14	407,675
756	InfrastruX Group, Inc. (b)	4.25 - 4.51	11/03/12	729,202
2,051	NCO Group, Inc.	6.50 - 7.50	05/15/13	1,893,621
				3,030,498
	Miscellaneous Manufacture (0.2%)
1,207	Tidi Products, Inc. (c)	3.26 - 5.25	12/29/11	1,152,514
500	Tidi Products, Inc. (c)	4.75	06/29/12	477,500
				1,630,014
	Movies/Entertainment (2.1%)
2,425	Cinemark USA, Inc.	2.00 - 2.21	10/05/13	2,342,652
11,668	Metro-Goldwyn-Mayer Studios, Inc.	3.51 - 5.50	04/08/12	6,592,199
881	Metro-Goldwyn-Mayer Studios, Inc. (Revolver)	5.00	04/08/10	475,615
2,495	Panavision, Inc.	3.78 - 5.25	03/30/11	2,104,270
1,040	Regal Cinemas, Inc.	4.03	10/28/13	1,038,317
2,357	Ticketmaster	3.55	07/25/14	2,310,000
				14,863,053
	Oil & Gas Pipelines (0.0%)
172	Targa Resources, Inc.	2.25	10/31/12	169,283
	Oil Refining & Marketing (0.3%)
1,200	CDX Funding, LLC (d)	7.50	03/31/13	420,000
1,718	Western Refining, Inc.	8.25	05/30/14	1,702,300
				2,122,300
	Other Metals/Minerals (0.2%)
458	Novelis, Inc. (Canada)	2.25	07/06/14	421,384
1,008	Novelis, Inc.	2.25 - 2.29	07/06/14	927,070
				1,348,454
	Pharmaceuticals (1.2%)
3,258	Catalent Pharma Solutions	2.50	04/10/14	2,878,738
6,000	Mylan Laboratories, Inc.	3.50 - 3.56	10/02/14	5,856,120
				8,734,858

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Printing/Publishing (2.9%)
$2,493	Dex Media West, LLC	7.00%	10/24/14	$2,143,630
2,974	Endurance Business Media, Inc. (c)(d)	4.75	07/26/13	1,656,365
1,714	Endurance Business Media, Inc. (c)(d)	11.25	01/26/14	0
2,400	GateHouse Media Operating, Inc.	2.25	08/28/14	768,000
1,547	Idearc, Inc. (d)	6.25	11/17/14	663,070
1,093	Knowledgepoint 360 Group, LLC	3.68	04/13/14	819,744
1,924	Local Insight Regatta Holdings, Inc.	6.25	04/23/15	1,505,144
2,574	MC Communications, LLC (b)(c)	6.75	12/31/12	1,475,128
1,453	MediMedia USA, Inc.	2.50 - 2.54	10/05/13	1,231,129
1,960	Nelson Education Ltd.	2.78	07/05/14	1,666,000
1,000	Nelson Education Ltd.	6.28	07/05/15	700,000
1,767	Summit Business Media Intermediate Holding Co., LLC	4.00	01/06/14	839,033
5,328	Tribune Co. (d)	5.25	05/19/14	2,679,236
18,286	Tribune Co. (c)(d)	8.25	12/20/15	365,714
5,000	Yell Group PLC (United Kingdom)	3.28	10/26/12	3,932,145
				20,444,338
	Property/Casualty Insurance (0.2%)
1,738	AmWINS Group, Inc.	2.79 - 4.75	06/08/13	1,333,644
	Publishing-Books/Magazines (0.9%)
1,819	Cygnus Business Media, Inc.	9.75	06/30/13	1,800,832
1,769	F&W Publications, Inc. (d)	4.50 - 6.50	02/05/13	271,598
4,426	F&W Publications, Inc. (d)	6.50	08/05/12	1,703,975
938	Proquest-CSA LLC	2.76 - 2.79	02/09/14	916,406
1,113	R.H. Donnelley, Inc.	6.75	06/30/11	954,639
800	Source Media, Inc.	5.29	11/06/11	604,264
				6,251,714
	Pulp & Paper (0.7%)
2,473	Georgia-Pacific Corp.	2.28 - 2.30	12/20/12	2,386,286
1,362	Georgia-Pacific Corp.	3.53 - 3.71	12/20/14	1,358,994
3,807	White Birch Paper Co. (Canada)	3.35	05/08/14	1,446,682
				5,191,962
	Real Estate Management & Development (1.1%)
4,446	Ginn-LA CS Borrower, LLC (d)	6.20 - 7.75	06/08/11	377,910
2,000	Ginn-LA CS Borrower, LLC (c)(d)	10.20	06/08/12	3,334
1,826	London Arena and Waterfront Finance, LLC (United Kingdom)	2.77	03/08/12	1,570,567
3,989	Realogy Corp.	3.25	10/10/13	3,409,137

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$1,272	South Edge LLC (d)	5.25%	10/31/08	$400,682
2,973	Tamarack Resorts LLC (d)	7.50 - 8.05	05/19/11	267,570
766	WCI Communities, Inc. (b)	10.00	09/03/14	670,400
1,420	WCI Communities, Inc.	10.00	09/02/16	1,401,784
				8,101,384
	Recreational Products (0.4%)
1,920	MEGA Brands, Inc. (Canada)	5.25 - 9.75	07/26/12	820,800
615	Playcore Wisconsin, Inc.	2.81 - 4.75	02/21/14	535,264
1,663	True Temper Sports, Inc.	7.50	03/15/11	1,538,636
				2,894,700
	Restaurants (0.7%)
1,664	Arby's Restaurant Group, Inc.	7.25	07/31/12	1,673,850
1,117	Center Cut Hospitality, Inc.	2.89	07/06/14	893,714
2,285	NPC International, Inc.	2.00 - 2.31	05/01/13	2,141,919
				4,709,483
	Retail - Specialty (1.3%)
2,301	General Nutrition Centers, Inc.	2.50 - 2.85	09/16/13	2,132,402
2,963	Guitar Center, Inc.	3.75	10/09/14	2,457,024
3,346	Nebraska Book Company, Inc.	9.25	03/04/11	3,345,149
1,406	Sally Holdings, LLC	2.50 - 4.50	11/16/13	1,343,911
				9,278,486
	Retail - Discount (0.6%)
3,990	Dollar General Corp.	2.99 - 3.24	07/06/14	3,903,397
465	Savers, Inc.	3.01	08/11/12	448,915
				4,352,312
	Semiconductors & Semiconductor Equipment (0.3%)
2,115	ON Semiconductor Corp.	2.00	09/03/13	2,041,023
	Services to the Health Industry (1.1%)
1,303	Concentra, Inc.	2.54	06/25/14	1,218,617
1,823	Emdeon Business Services, LLC	2.29	11/16/13	1,757,057
2,756	Harlan Sprague Dawley, Inc.	2.75	07/11/14	2,509,348
2,297	Sterigenics International, Inc.	2.55 - 4.50	11/21/13	2,158,880
				7,643,902
	Telecommunication Services (1.7%)
305	Global Tel*Link Corp.	9.00	02/14/13	298,699
1,143	Hawaiian Telcom Communications, Inc (b)	4.75	06/01/14	714,203
3,500	Level 3 Financing, Inc.	2.49 - 2.76	03/13/14	3,100,125

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$2,141	Level 3 Financing, Inc.	11.50%	03/14/14	$2,273,182
1,273	NTELOS, Inc.	5.75	08/11/15	1,281,742
1,128	NuVox, Inc.	3.50 - 5.50	05/31/14	1,051,947
2,223	Sorenson Communications, Inc.	2.75	08/16/13	2,117,091
1,525	Time Warner Telecom Holdings, Inc.	2.00 - 2.04	01/07/13	1,483,306
				12,320,295
	Textiles, Apparel & Luxury Goods (0.5%)
1,070	Polymer Group, Inc.	2.52 - 4.50	11/22/12	1,062,423
1,654	St. Johns Knits International, Inc.	9.25	03/23/12	1,240,428
1,793	Varsity Brands, Inc.	3.00 - 4.75	02/22/14	1,524,285
				3,827,136
	Transportation (0.1%)
471	JHCI Acquisition, Inc.	2.75	06/19/14	404,486
	Utilities (5.9%)
168	Boston Generating, LLC	2.53	12/20/13	123,275
10	Boston Generating, LLC (Revolver)	2.53	12/20/13	7,151
3,935	BRSP, LLC	7.50	06/24/14	3,728,871
15,608	Calpine Corp.	3.17	03/29/14	14,267,213
3,609	FirstLight Power Resources, Inc.	2.81	11/01/13	3,358,223
2,400	FirstLight Power Resources, Inc.	4.81	05/01/14	1,936,001
8,797	NRG Energy, Inc.	2.00 - 2.03	02/01/13	8,372,436
9,418	Texas Competitive Electric Holdings Co., LLC	3.75 - 3.78	10/14/14	7,471,958
979	TPF Generation Holdings, LLC	2.25 - 2.60	12/15/13	931,284
83	TPF Generation Holdings, LLC	3.22	12/15/11	78,501
1,333	TPF Generation Holdings, LLC	4.50 - 4.53	12/15/14	1,154,444
				41,429,357
	Waste Management (0.2%)
395	Duratek, Inc.	2.55 - 4.05	06/07/13	388,270
59	Energy Solutions, LLC	4.00	06/07/13	58,113
824	EnergySolutions, LLC	2.55 - 4.05	06/07/13	809,275
176	EnergySolutions, LLC	4.00	05/28/13	174,340
				1,429,998
	Wireless Telecommunication Services (0.5%)
4,000	Asurion Corp.	3.25 - 3.26	07/03/14	3,830,000
	Total Variable Rate Senior Loan Interests (Cost $891,565,465)			751,459,291

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Senior Notes (2.1%)
	Broadcasting (0.1%)
$750	XM Satellite Radio	11.25%	06/15/13	$787,500
	Building Products (0.2%)
1,500	Compression Polymers Corp. (h)	7.87	07/01/12	1,260,000
	Casino Gaming (0.5%)
3,462	Harrah's Operating Escrow LLC (e)	11.25	06/01/17	3,574,515
	Casino Hotels (0.1%)
1,000	Wynn Las Vegas, LLC	6.63	12/01/14	970,000
	Chemicals: Major Diversified (0.1%)
810	Wellman, Inc. (b)(c)(h)	5.00	01/29/19	810,000
	Environmental Services (0.0%)
447	Environmental Systems Products Hldgs, Inc. (b)(c)	18.00	03/31/15	0
	Medical-Outpatient/Home Medical (0.5%)
3,000	Apria Healthcare Group, Inc. (e)	11.25	11/01/14	3,240,000
	Precious Metals (0.4%)
3,000	Freeport McMoran Copper & Gold, Inc.	5.00	04/01/15	3,009,840
	Pulp & Paper (0.1%)
1,333	Verso Paper Holdings LLC	4.23	08/01/14	833,125
	Telecommunication Services (0.1%)
1,000	Qwest Corp. (h)	3.55	06/15/13	940,000
	Total Senior Notes (Cost $17,727,686)			15,424,980

NUMBER OF SHARES
Non-Convertible Preferred Stock (c)(f)(0.0%)
Environmental Services (0.0%)
3,414	Environmental Systems Products Holdings, Inc. (Cost $85,350)	0

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2009 continued

NUMBER OF SHARES		VALUE
	Common Stocks (f)(0.5%)
	Automotive Aftermarket (0.0%)
6,793	Safelite Realty Corp. (Acquired 09/29/00, Cost $3,958) (g)(c)	$0
	Chemicals: Major Diversified (0.1%)
810	Wellman Holdings, Inc. (Acquired between 02/12/09 and 06/16/09, Cost $2,027,075) (c)	384,750
	Consumer Sundries (0.2%)
52,654	World Kitchen, Inc. (Acquired 01/31/03, Cost $138,363) (g)(c)	1,308,452
	Containers & Packaging (0.0%)
70	Nexpak Holdings LLC (Acquired 01/01/05, Cost $6,411,773) (g)(c)	0
	Environmental Services (0.1%)
7,453	Environmental Systems Products Holdings, Inc. (Acquired 09/12/07, Cost $0) (c)(g)	0
334,648	Newhall Holding Co., LLC (Acquired 08/24/09, Cost $3,266,037)	602,366
		602,366
	Printing/Publishing (0.1%)
2,650	Cygnus Business Media, Inc. (Acquired 09/29/09 Cost $563,883) (c)	563,883
517,761	MC Communications, LLC (Acquired 07/02/09, Cost $0) (c)	0
		563,883
	Real Estate Operation/Development (0.0%)
4,575	WCI Communities, Inc. (Acquired 09/23/09, Cost $514,496)	343,125
	Total Common Stocks (Cost $12,925,494)	3,202,576

NUMBER OF WARRANTS		EXPIRATION DATE
	Warrants (c)(f)(g)(0.0%)
	Construction Materials (0.0%)
10,161	Building Materials Holding Corp. (Acquired 10/03/08)	09/30/15	0
	Internet Software & Services (0.0%)
98,655	Mobile Pro Corp. (Acquired 11/12/04)	11/15/09	0
	Total Warrants (Cost $0)		0

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
	Short-Term Investment (1.3%)
	Repurchase Agreement
$9,366	State Street Bank (0.01%, dated 09/30/09, due 10/01/09; proceeds $9,365,736) fully collateralized by Government Obligations at the date of this Portfolio of Investments as follows: U.S. Treasury Bill 0.04% due 11/05/09; valued at $9,554,627 (Cost $9,365,733)		$9,365,733
	Total Investments (Cost $931,669,728) (i)(j)	110.3%	779,452,580
	Borrowings	(9.1)	(64,510,808)
	Liabilities in Excess of Other Assets	(1.2)	(8,473,489)
	Net Assets	100.0%	$706,468,283

  (a)  Rate shown is the rate in effect at September 30, 2009.

  (b)  Payment-in-kind security.

  (c)  Securities with a total market value equal to $15,084,469 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.

  (d)  Non-income producing security; loan or note in default.

  (e)  Resale is restricted to qualified institutional investors.

  (f)  Non-income producing security.

  (g)  Resale is restricted. No transaction activity during the year.

  (h)  Floating rate note. Rate shown is the rate in effect at September 30, 2009.

  (i)  Securities have been designated as collateral in connection with unfunded loan commitments.

  (j)  The aggregate cost for federal income tax purposes is $932,430,431. The aggregate gross unrealized appreciation is $12,626,642 and the aggregate gross unrealized depreciation is $165,604,493 resulting in net unrealized depreciation of $152,977,851.

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2009 continued

Credit Default Swap Contracts Open at September 30, 2009:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000's)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION† (unaudited)
Goldman Sachs Credit Partners, L.P. Calpine Corp.	Sell	$3,000	5.00%	March 20, 2011	$47,131	$(97,500)	$(50,369)	B
Goldman Sachs Credit Partners, L.P. Texas Competitive Electric Holdings Co. LLC	Sell	5,000	2.85 - 5.00	June 20, 2010	19,009	(65,000)	(45,991)	B-
Total Credit Default Swaps		$8,000			$66,140	$(162,500)	$(96,360)

  †  Credit rating as issued by Standard and Poor's.

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements

Statement of Assets and Liabilities

September 30, 2009

Assets:
Investments in securities, at value (cost $931,669,728)	$779,452,580
Unrealized appreciation on open swap contracts	66,140
Cash	40,000
Receivable for:
Investments sold	11,307,642
Interest	2,740,954
Shares of beneficial interest sold	386,189
Premium for swap purchased	97,500
Periodic interest on open swap contracts	5,569
Prepaid expenses and other assets	371,422
Total Assets	794,467,996
Liabilities:
Unrealized loss on unfunded commitments (Note 8)	643,169
Payable for:
Borrowings	64,510,808
Investments purchased	21,294,059
Investment advisory fee	508,710
Dividends to shareholders	192,314
Premium received on open swap contracts	162,500
Administration fee	143,577
Transfer agent fee	29,253
Accrued interest expense and credit line fees	141,294
Accrued expenses and other payables	374,029
Total Liabilities	87,999,713
Net Assets	$706,468,283
Composition of Net Assets:
Paid-in-capital	$1,367,223,062
Net unrealized depreciation	(152,794,177)
Dividends in excess of net investment income	(2,487,064)
Accumulated net realized loss	(505,473,538)
Net Assets	$706,468,283
Net Asset Value Per Share 101,547,397 shares outstanding (unlimited shares authorized of $.01 par value)	$6.96

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements

Statement of Operations

For the year ended September 30, 2009

Net Investment Income: Income
Interest	$46,062,563
Amendment, commitment and other loan fees	1,848,002
Total Income	47,910,565
Expenses
Investment advisory fee	5,631,481
Administration fee	1,582,789
Credit line fees	708,288
Interest expense	622,634
Professional fees	317,914
Transfer agent fees and expenses	315,459
Shareholder reports and notices	191,039
Custodian fees	167,480
Registration fees	60,004
Trustees' fees and expenses	17,020
Other	83,661
Total Expenses	9,697,769
Less: expense offset	(2,770)
Net Expenses	9,694,999
Net Investment Income	38,215,566
Realized and Unrealized Gain (Loss) Realized Gain (Loss) on:
Investments	(140,672,915)
Swap contracts	113,851
Net Realized Loss	(140,559,064)
Change in Unrealized Appreciation/Depreciation on:
Investments	75,152,643
Swap contracts	85,617
Unfunded commitments	1,227,264
Net Change in Unrealized Appreciation/Depreciation	76,465,524
Net Loss	(64,093,540)
Net Decrease	$(25,877,974)

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements continued

Statements of Changes in Net Assets

September 30, 2009

	FOR THE YEAR ENDED SEPTEMBER 30, 2009	FOR THE YEAR ENDED SEPTEMBER 30, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$38,215,566	$66,324,614
Net realized loss	(140,559,064)	(9,335,855)
Net change in unrealized appreciation/depreciation	76,465,524	(168,069,532)
Net Decrease	(25,877,974)	(111,080,773)
Dividends to shareholders from net investment income	(39,892,457)	(68,159,628)
Net decrease from transactions in shares of beneficial interest	(104,510,214)	(142,870,215)
Net Decrease	(170,280,645)	(322,110,616)
Net Assets:
Beginning of period	876,748,928	1,198,859,544
(Including dividends in excess of net investment income of $2,487,064 and $763,786, respectively)	$706,468,283	$876,748,928

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements continued

Statement of Cash Flows

For the year ended September 30, 2009

Cash Flows Provided by Operating Activities:
Net decrease in net assets resulting from investment operations	$(25,877,974)
Adjustments to reconcile net decrease in net assets resulting from investments operations to net cash provided by operating activities:
Purchases of investments	(492,048,043)
Principal repayments/sales of investments	590,606,282
Purchases of short-term investments	(9,365,733)
Decrease in interest and other receivables, prepaid expenses and other assets	3,018,495
Decrease in accrued expenses and other payables	(466,167)
Amortization of loan fees	(270,288)
Net loan fees received	991,901
Accretion of discounts	(344,281)
Net realized loss on investments	140,672,915
Net realized gain on swap contracts	(113,851)
Net change in appreciation/depreciation on investments	(75,152,643)
Net change in appreciation/depreciation on swap contracts	(85,617)
Net change in appreciation/depreciation on unfunded commitments	(1,227,264)
Net Cash Provided by Operating Activities	130,337,732
Cash Flows Used for Financing Activities:
Shares of beneficial interest sold	54,878,653
Proceeds from bank borrowings	45,919,000
Repayment on bank borrowings	(27,708,192)
Shares tendered	(163,542,895)
Dividends from net investment income (net of reinvested dividends of $3,809,223)	(36,454,184)
Payment for bank overdraft	(3,386,855)
Decrease in accrued interest expense and credit line fees	(3,259)
Net Cash Used for Financing Activities	(130,297,732)
Net Increase in Cash	40,000
Cash at Beginning of Period	—
Cash at End of Period	$40,000
Supplemental Disclosure:
Cash Paid for Interest and Credit Line Fees	$1,334,181

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2009

1. Organization and Accounting Policies

Morgan Stanley Prime Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on August 17, 1989 and commenced operations on November 30, 1989.

The Trust offers and sells its shares to the public on a continuous basis. The Trust is authorized to make monthly repurchases for a portion of its outstanding shares of beneficial interest at the then current net asset value of such shares.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (2) Senior Loans for which quotations are unavailable are valued based on prices received from an independent pricing service that are calculated pursuant to a derived pricing methodology. The derived pricing methodology calculates a price for a Senior Loan by incorporating certain market information, including a Senior Loan's credit rating and interest rate, and comparing such information to Senior Loans in similar industries for which market information is available; (3) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (4) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (5) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (6) credit default swaps are marked-to-market daily based upon quotations from market makers; (7) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2009 continued

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily except where collection is not expected. When the Trust buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Trust accrues the commitment fee over the expected term of the loan. When the Trust sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned.

C. Repurchase Agreements — The Trust may invest directly with institutions in repurchase agreements. The Trust's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Senior Loans — The Trust invests primarily in Senior Loans to Borrowers. Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

Some of the Trust's Senior Loans are "Revolver Loans." For these loans, the Trust commits to provide funding up to the face amount of the loan. The amount drawn down by the borrower may vary during the term of the loan. See Note 8 for unfunded loan commitments.

E. Federal Income Tax Policy — It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Trust files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Trust recognizes interest accrued related to unrecognized tax

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2009 continued

benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended September 30, 2009, remains subject to examination by taxing authorities.

F. Swaps — The Trust may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits in which the Trust may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.

The current credit rating of each individual issuer (unaudited) is listed in the table following the Portfolio of Investments and serves as indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

The Trust accrues for the periodic fees on credit default swaps on a daily basis as earned with the net amount accrued recorded within realized gains/losses on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Trust had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2009 continued

The Trust may also enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Trust will usually enter into swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or date specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations. Risk may arise as a result of the potential inability of the counterparties to meet the terms of the contracts.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Trust has an unrealized loss on a swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Trust pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Subsequent Events — The Trust adopted provisions surrounding Subsequent Events as of September 30, 2009. The Trust considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through November 25, 2009, the date of issuance of these financial statements.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2009 continued

2. Fair Valuation Measurements

The Fund adopted the new guidance relating to Fair Value Measurements and Disclosures effective October 1, 2008. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed baed on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2009 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Assets:
Common Stocks
Automotive Aftermarket	$0	—	—	$0
Chemicals: Major Diversified	384,750	—	—	384,750
Consumer Sundries	1,308,452	—	—	1,308,452
Containers/Packaging	0	—	—	0

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2009 continued

		FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2009 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Assets:
Common Stocks
Environmental Services	$602,366	—	$602,366	$0
Printing/Publishing	563,883	—	—	563,883
Real Estate Operation/Development	343,125	—	343,125	0
Total Common Stocks	3,202,576	—	945,491	2,257,085
Warrants	0	—	—	0
Preferred Stock	0	—	—	0
Repurchase Agreement	9,365,733	—	9,365,733	—
Senior Loan Interests	751,459,291	—	739,441,907	12,017,384
Senior Notes	15,424,980	—	14,614,980	810,000
Swaps	66,140	—	66,140	—
Total	$779,518,720	—	$764,434,251	$15,084,469

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Beginning Balance	$15,672,554
Net purchases (sales)	2,674,693
Transfers in and/or out	14,810,826
Change in unrealized appreciation/depreciation	(8,851,894)
Realized gains (losses)	(9,221,710)
Ending Balance	$15,084,469
Net change in unrealized appreciation/ depreciation from investments still held as of September 30, 2009	$(18,435,877)

On April 9, 2009, FASB issued additional guidance related to Fair Value Measurements and Disclosures. This guidance provides clarification for estimating fair value in accordance with Fair Value Measurements and Disclosures, when the volume and level of activity for the asset or liability have significantly decreased. The new guidance also required additional disaggregation of the current required Fair Value Measurements and Disclosures. The amendment is effective for interim and annual reporting periods ending after June 15, 2009. The Trust has adopted the new guidance as of September 30, 2009 and it did not have a material impact on the Trust's financial statements.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2009 continued

3. Derivative Financial Instruments

The Trust adopted new guidance enhancing disclosure related to Derivative Instruments and Hedging Activities, effective April 1, 2009. The new guidance is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust's financial position and results of operations.

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Trust may use derivative instruments for a variety of reasons, such as to attempt to protect the Trust against possible changes in the market value of its portfolio or to generate potential gain. All of the Trust's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below is a specific type of derivative financial instrument used by the Trust.

Swaps The Trust may enter into interest rate swaps caps and floors. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Trust may also enter into these transactions to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

The Trust may enter into credit default swaps for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit or index of credits in which the Trust may otherwise invest. Credit default swaps may involve greater risks than if the Trust had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Trust is a buyer and no credit event occurs, it will lose its investment. In addition, if the Trust is a seller and a credit event occurs, the value of the referenced obligation received by the Trust coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Trust.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2009 continued

Transactions in swap contracts for the year ended September 30, 2009, were as follows:

NOTIONAL AMOUNT (000'S)
Swaps, outstanding at beginning of period	$3,000
Swaps opened	5,000
Swaps closed	—
Swaps, outstanding at end of period	$8,000

The following table sets forth the fair value of the Trust's derivative contracts by primary risk exposure as of September 30, 2009.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE	LIABILITY DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE
Credit Risk	Unrealized appreciation on open swap contracts	$66,140	Unrealized depreciation on open swap contracts	$—
			Payable received for premium on open swap contracts	$162,500

The following tables set forth by primary risk exposure the Trust's realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the year ended September 30, 2009.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	SWAPS
Credit Risk	$113,851

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES CONTRACTS

PRIMARY RISK EXPOSURE	SWAPS
Credit Risk	$85,617

4. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Trust pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.90% to the portion of the daily net assets not exceeding $500 million; 0.85% to the portion of the daily net assets exceeding $500 million but not exceeding $1.5 billion; 0.825% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.80% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.775% to the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2009 continued

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Trust pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.25% to the Trust's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Trust.

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/principal repayments of portfolio securities, excluding short- term investments, for the year ended September 30, 2009, aggregated $503,275,953 and $593,212,918 respectively.

Shares of the Trust are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. Pursuant to a Distribution Agreement between the Trust, the Investment Adviser and the Distributor, the Investment Adviser compensates the Distributor at an annual rate of 2.75% of the purchase price of shares purchased from the Trust. The Investment Adviser will compensate the Distributor at an annual rate of 0.10% of the value of shares sold for any shares that remain outstanding after one year from the date of their initial purchase. Any early withdrawal charge to defray distribution expenses will be charged to the shareholder in connection with shares held for four years or less which are accepted by the Trust for repurchase pursuant to tender offers. For the year ended September 30, 2009, the Investment Adviser has informed the Trust that it received $1,483,153 in early withdrawal charges.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Trust's transfer agent.

At September 30, 2009, Morgan Stanley Alternative Opportunities Fund, an affiliate of the Investment Adviser, Administrator and Distributor, held 148,614 shares of beneficial interest of the Trust.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2009, included in "trustees' fees and expenses" in the Statement of Operations amounted to $5,844. At September 30, 2009, the Trust had an accrued pension liability of $55,708, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2009 continued

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	SHARES	AMOUNT
Balance, September 30, 2007	137,448,192	$1,614,603,491
Shares sold	8,740,340	71,356,070
Shares issued to shareholders for reinvestment of dividends	1,914,303	16,135,148
Shares tendered	(28,540,761)	(230,361,433)
Balance, September 30, 2008	119,562,074	1,471,733,276
Shares sold	9,272,041	55,138,640
Shares issued to shareholders for reinvestment of dividends	647,088	3,809,223
Share tendered	(27,933,806)	(163,458,077)
Balance, September 30, 2009	101,547,397	$1,367,223,062

7. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Trust with the transfer agent and custodian.

8. Unfunded Loan Commitments

As of September 30, 2009, the Trust had unfunded loan commitments pursuant to the following loan agreements:

BORROWER	UNFUNDED COMMITMENT	UNREALIZED GAIN (LOSS)
Centennial Cellular Operating, Co. LLC	$2,250,000	$(123,750)
General Nutrition Centers, Inc.	2,500,000	(226,313)
Lyondell Chemical Company	90,355	4,043
Metro-Goldwyn-Mayer Studios Inc.	80,760	(37,149)
Select Medical Corporation	2,600,000	(260,000)
	$7,521,115	$(643,169)

The total value of the securities segregated for unfunded loan commitments was $7,671,537.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2009 continued

9. Borrowings

The Trust has entered into a $125 million Amended and Restated Revolving Credit and Security Agreement to finance the repurchases of shares or to purchase additional securities for investment purposes. This revolving credit agreement is secured by the assets of the Trust.

In connection with this agreement, for the year ended September 30, 2009, the Trust incurred fees of approximately $708,288. For the year ended September 30, 2009, the average daily balance of borrowing under the Amended and Restated Revolving Credit and Security Agreement was $51,323,431 with a weighted average interest rate of 1.21%.

10. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED SEPTEMBER 30, 2009	FOR THE YEAR ENDED SEPTEMBER 30, 2008
Ordinary income	$40,263,407	$68,086,574
As of September 30, 2009, the tax-basis components of accumulated losses were as follows:
Undistributed ordinary income	$1,167,859
Undistributed long-term gains	—
Net accumulated earnings	1,167,859
Capital loss carryforward	(376,061,259)
Post-October losses	(129,220,640)
Temporary differences	(3,085,859)
Net unrealized depreciation	(153,554,880)
Total accumulated losses	$(660,754,779)

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2009 continued

As of September 30, 2009, the Trust had a net capital loss carryforward of $376,061,259, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION
$37,183,794	September 30, 2010
206,184,990	September 30, 2011
111,734,561	September 30, 2012
20,957,914	September 30, 2017

As of September 30, 2009, the Trust had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Trust's next taxable year), tax adjustments and book amortization of discounts on revolver loans and term loans held by the Trust and interest on loans in default.

Permanent differences, primarily due to gains on swaps and tax adjustments on loans sold by the Trust, resulted in the following reclassifications among the Fund's components of net assets at September 30, 2009:

DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$(46,387)	$46,387	—

11. Legal Matters

The Trust is one of hundreds of defendants which include non-agent lender defendants that had been named in litigation filed by the Adelphia Recovery Trust ("ART") in the U.S. District Court for the Southern District of New York in an action entitled Adelphia Recovery Trust v. Bank of America, N.A., et al. which alleged that a wide swath of financial institutions such as investment banks, agent lenders and non-agent lenders worked together to assist the Rigas family in its defrauding of Adelphia. The complaint by ART against the non-agent lenders stated certain claims including equitable disallowance, voidable preferences and fraudulent transfers and sought, among other remedies, to disallow and/or void certain transfers and repayments the non-agent lenders received in connection with loans made to Adelphia. The non-agent lenders, which include the Fund, moved to dismiss all claims against them. The motions to dismiss all claims against the non-agent lenders were granted in June, 2008 and final judgment was entered in December, 2008. ART appealed the judgment to the United States Court of Appeals for the Second Circuit in July, 2009. The outcome of the appeal is not expected until sometime in 2010.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2009 continued

12. Subsequent Event

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. ("Invesco"), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board of Trustees of the Trust that it approve a reorganization of the Trust into a newly organized mutual fund advised by an affiliate of Invesco. It is the Investment Adviser's current expectation that the newly organized Invesco fund would be managed by the same portfolio management team which currently manages the Trust. If approved by the Board, the reorganization would be submitted to the shareholders for their approval.

Morgan Stanley Prime Income Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED SEPTEMBER 30,
	2009	2008	2007	2006	2005	2004	2003		2002	2001	2000
Selected Per Share Data:
Net asset value, beginning of period	$7.33	$8.72	$9.04	$9.12	$9.02	$8.59	$8.01		$8.62	$9.72	$9.87
Income (Loss) from Investment Operation:
Net investment income	0.36	0.51	0.64	0.59	0.41	0.34	0.38		0.45	0.69	0.82
Net realized and unrealized gain (loss)	(0.36)	(1.38)	(0.32)	(0.08)	0.10	0.47	0.58		(0.64)	(1.11)	(0.16)
Total income (loss) from investment operations	–	(0.87)	0.32	0.51	0.51	0.81	0.96		(0.19)	(0.42)	0.66
Less dividends from net investment income	(0.37)	(0.52)	(0.64)	(0.59)	(0.41)	(0.38)	(0.38)		(0.42)	(0.68)	(0.81)
Net asset value, end of period	$6.96	$7.33	$8.72	$9.04	$9.12	$9.02	$8.59		$8.01	$8.62	$9.72
Total Return(1)	1.09%	(10.36)%	3.57%	5.74%	5.74%	9.65%	12.31%		(2.30)%	(4.54)%	6.87%
Ratios to Average Net Assets:
Total expenses (before expense offset)	1.53%	1.34%	1.24%	1.26%	1.30%	1.32%	1.36	%(2)	1.29%	1.20%	1.21%
Net investment income	6.03%	6.31%	7.12%	6.50%	4.45%	3.75%	4.45%		5.15%	7.53%	8.26%
Supplemental Data:
Net assets, end of period, in millions	$706	$877	$1,199	$1,133	$1,068	$1,116	$1,166		$1,378	$2,195	$2,884
Portfolio turnover rate	75%	45%	65%	62%	76%	94%	49%		27%	29%	45%

  (1)  Does not reflect the deduction of early withdrawal charge. Calculated based on the net asset value as of the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.

  (2)  Does not reflect the effect of expense offset of 0.01%.

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Prime Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Prime Income Trust (the "Trust"), including the portfolio of investments, as of September 30, 2009, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian, broker and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Prime Income Trust as of September 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 25, 2009

Morgan Stanley Prime Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley Prime Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive

Morgan Stanley Prime Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (888) 421-4015
Monday–Friday between 9a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Closed-End Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Morgan Stanley Prime Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

©2009 Morgan Stanley

IU09-04135P-N09/09

Morgan Stanley Prime Income Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Stategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	168	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	170	Director of various business organizations.

Morgan Stanley Prime Income Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Prime Income Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	168	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.

Morgan Stanley Prime Income Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (77) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  †  For the period September 26, 2008 through February 5, 2009, W. Allen Reed was an Interested Trustee. At all other times covered by this report, Mr. Reed was an Independent Trustee.

Morgan Stanley Prime Income Trust

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Morgan Stanley Prime Income Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

(This page has been left blank intentionally.)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Trust. For more detailed information about the Trust, its fees and expenses and other pertinent information, please read its Prospectus. The Trust's Statement of Additional Information contains additional information about the Trust, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2009 Morgan Stanley

XPIANN
IU09-05120P-Y09/09

INVESTMENT MANAGEMENT

Morgan Stanley
Prime Income Trust

Annual Report

September 30, 2009

Item 2.  Code of Ethics.

(a)                                  The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Trust/Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2009

	Registrant			Covered Entities(1)
Audit Fees		$100,000		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$6,418,000	(2)
Tax Fees		$6,338	(3)	$881,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$6,338		$7,299,000

Total		$106,338		$7,299,000

2008

	Registrant			Covered Entities(1)
Audit Fees		$100,000		N/A

Non-Audit Fees
Audit-Related Fees		$3,825	(2)	$4,555,000	(2)
Tax Fees		$6,063	(3)	$747,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$9,888		$5,302,000

Total		$109,888		$5,302,000

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees/Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund’s/Trust’s and its Investment Advisor’s Proxy Voting Policies and Procedures are as follows:

February 27, 2009

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.                                         POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.  This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies.  MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”).  In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs.  These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.  As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.                                     GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein).  The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently.  However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard.  Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome).  We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.                                    Routine Matters.    We generally support routine management proposals.  The following are examples of routine management proposals:

•                  Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•                  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•                  Most proposals related to the conduct of the annual meeting, with the following exceptions.  We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.                                    Board of Directors.

1.                 Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.               We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient.  We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE.  Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.                  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.               We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.              Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.               We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty.  We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent.  We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.              We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test.  For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

e.               In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.  We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

f.                 We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

g.              We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

h.              We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).

2.                 Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge.  However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.                 Board independence:  We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.                 Board diversity:  We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.                 Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.                 Proxy access:  We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

7.                 Proposals to elect all directors annually:  We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

8.                 Cumulative voting:  We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.)  U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

9.                 Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies.  In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

10.           Director retirement age and term limits:  Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

11.           Proposals to limit directors’ liability and/or broaden indemnification of officers and directors.  Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.

C.                                    Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.                                    Corporate transactions and proxy fights.  We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account.  Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection.  We also analyze proxy contests on a case-by-case basis.

E.                                      Changes in capital structure.

1.               We generally support the following:

•                  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•                  Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•                  Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•                  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•                  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•                  Management proposals to effect stock splits.

•                  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.  Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•                  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.               We generally oppose the following (notwithstanding management support):

•                  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•                  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•                  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•                  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances.  For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.                                      Takeover Defenses and Shareholder Rights.

1.               Shareholder rights plans:  We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).  In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.               Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder.  In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.               Shareholder rights to call meetings:  We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.               Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis.  We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.               Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii)

prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.               Bundled proposals:  We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.                                    Auditors.       We generally support management proposals for selection or ratification of independent auditors.  However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive.  Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.                                    Executive and Director Remuneration.

1.               We generally support the following:

•                  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.  Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•                  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context.  While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•                  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•                  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.               We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.               Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay.  We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.               Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices.  While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.               We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

6.               We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

7.               We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

8.               Management proposals effectively to re-price stock options are considered on a case-by-case basis.  Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I.                                         Social, Political and Environmental Issues.  We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.                                      Fund of Funds.  Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds.  If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.                                 ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy.  The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”) or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”).  Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.  The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.                                    Committee Procedures

The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the “Subcommittee”) to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.

The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.

B.                                    Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.               The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.               The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.               Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.               If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.               If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.               If the Research Providers’ recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.

The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee.  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.                                    Proxy Voting Reporting

The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years.  To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures.  To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP.  A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.               Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.               Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”).  (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)

1.                                       Generally:  With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting.  The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies.  As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

2.                                       Voting Guidelines:  All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval.  The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.

3.                                       Administration:  The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination.  The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years.  If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Prime Income Trust

/s/ Randy Takian

Randy Takian

Principal Executive Officer

November 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian

Randy Takian

Principal Executive Officer

November 19, 2009

/s/ Francis Smith

Francis Smith

Principal Financial Officer

November 19, 2009